0www.murphyoilcorp.com NYSE: MUR DECEMBER INVESTOR PRESENTATION ROGER W. JENKINS PRESIDENT & CHIEF EXECUTIVE OFFICER DECEMBER 2021

1www.murphyoilcorp.com NYSE: MUR Cautionary Note to US Investors – The United States Securities and Exchange Commission (SEC) requires oil and natural gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We may use certain terms in this presentation, such as “resource”, “gross resource”, “recoverable resource”, “net risked PMEAN resource”, “recoverable oil”, “resource base”, “EUR” or “estimated ultimate recovery” and similar terms that the SEC’s rules prohibit us from including in filings with the SEC. The SEC permits the optional disclosure of probable and possible reserves in our filings with the SEC. Investors are urged to consider closely the disclosures and risk factors in our most recent Annual Report on Form 10-K filed with the SEC and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K that we file, available from the SEC’s website. Forward-Looking Statements – This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified through the inclusion of words such as “aim”, “anticipate”, “believe”, “drive”, “estimate”, “expect”, “expressed confidence”, “forecast”, “future”, “goal”, “guidance”, “intend”, “may”, “objective”, “outlook”, “plan”, “position”, “potential”, “project”, “seek”, “should”, “strategy”, “target”, “will” or variations of such words and other similar expressions. These statements, which express management’s current views concerning future events or results, are subject to inherent risks and uncertainties. Factors that could cause one or more of these future events or results not to occur as implied by any forward-looking statement include, but are not limited to: macro conditions in the oil and natural gas industry, including supply/demand levels, actions taken by major oil exporters and the resulting impacts on commodity prices; increased volatility or deterioration in the success rate of our exploration programs or in our ability to maintain production rates and replace reserves; reduced customer demand for our products due to environmental, regulatory, technological or other reasons; adverse foreign exchange movements; political and regulatory instability in the markets where we do business; the impact on our operations or market of health pandemics such as COVID-19 and related government responses; other natural hazards impacting our operations or markets; any other deterioration in our business, markets or prospects; any failure to obtain necessary regulatory approvals; any inability to service or refinance our outstanding debt or to access debt markets at acceptable prices; or adverse developments in the US or global capital markets, credit markets or economies in general. For further discussion of factors that could cause one or more of these future events or results not to occur as implied by any forward-looking statement, see “Risk Factors” in our most recent Annual Report on Form 10-K filed with the US Securities and Exchange Commission (“SEC”) and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K that we file, available from the SEC’s website and from Murphy Oil Corporation’s website at http://ir.murphyoilcorp.com. Murphy Oil Corporation undertakes no duty to publicly update or revise any forward-looking statements. Non-GAAP Financial Measures – This presentation refers to certain forward-looking non-GAAP measures. Definitions of these measures are included in the appendix. Cautionary Statement and Investor Relations Contacts Kelly Whitley VP, Investor Relations & Communications 281-675-9107 kelly_whitley@murphyoilcorp.com Megan Larson Staff Investor Relations Analyst 281-675-9470 megan_larson@murphyoilcorp.com

2www.murphyoilcorp.com NYSE: MUR Agenda 1 Company Overview 2 Murphy Priorities Murphy Portfolio3 Looking Ahead4

Murphy at a Glance

Murphy is an independent exploration and production company, producing in three areas with an advantaged portfolio and exploration upside

Onshore United States

- Eagle Ford Shale on private lands in Texas with ~1,400 future locations on ~134,000 net acres
- Produced 37.3 MBOEPD in 3Q 2021, comprised of 70% oil and 86% liquids

Onshore Canada

- Tupper Montney ~1,400 future locations on ~100,000 net acres, produced 292 MMCFD in 3Q 2021
- Kaybob Duvernay ~600 future locations on ~170,000 net acres, produced 8.9 MBOEPD in 3Q 2021

Offshore Deepwater Gulf of Mexico

- Fifth largest producer in the Gulf of Mexico, produced 56 MBOEPD[1] in 3Q 2021
- Executing 3 major projects on schedule, with first oil expected in 2022

Exploration

- ~1.1 BBOE of risked mean resources and more than 8 MM net acres across Gulf of Mexico, offshore Mexico, Brazil, Vietnam and Australia

3Q 2021 Production[1]


24%
39%
155
MBOEPD
37%

YE 2020 Proved Reserves[1]


24%
697
MMBOE
53%
23%

US Onshore | Offshore | Canada Onshore

1 Proved reserves are excluding noncontrolling interest and based on year-end 2020 third-party audited volumes using SEC pricing
Note: Future locations and net acres as of December 31, 2020

MURPHY OIL CORPORATION
60 YEARS MUR LISTED NYSE
www.murphyoilcorp.com
NYSE: MUR
3

4www.murphyoilcorp.com NYSE: MUR Why Murphy Oil? Sustainable oil and natural gas assets that are safely operated with low carbon emissions intensity in three operating areas across North America High-potential exploration portfolio with industry-leading offshore capabilities Strong generator of free cash flow with capital allocation flexibility Financial discipline has led to 60-year track record of returning capital to shareholders Supported by multi-decade founding family, with meaningful board and management ownership

5www.murphyoilcorp.com NYSE: MUR Low Emissions Intensity Energy Generation Ranked top-quartile in carbon intensity for 2020 among oil-weighted peers • Lowering emissions intensity 15-20% by 2030 • Realizing lower costs while reducing environmental impacts • Deepwater offshore assets have the lowest carbon intensity in global oil-producing fields • Monitoring and evaluating further actions to decarbonize

6www.murphyoilcorp.com NYSE: MUR 2021 Sustainability Report Highlights Ranked #1 in Governance by ISS since 2018 Continued Environmental Leadership and Stewardship • Revised and strengthened climate change position • Obtained third-party assurance of 2020 Scope 1 and 2 GHG emissions • Established goal of zero routine flaring by 2030 • Evaluating methane and flaring intensity targets Progressed Environmental Goals • Achieved 47% reduction in Scope 1 and 2 GHG emissions since 2016 • Reduced GHG emissions intensity by 10% in 2020 from 2019 baseline Committed to Our People and Communities • Operating safely while minimizing interruptions throughout COVID-19 • Instituted Human Rights Policy • Ongoing philanthropy Expanded Diversity, Equity and Inclusion Efforts and Reporting • Advanced internal DE&I awareness • Established employee-led DE&I committee • Increased disclosures of Equal Employment Opportunity (EEO-1) diversity data

7www.murphyoilcorp.com NYSE: MUR High-Potential Exploration Portfolio With Leading Offshore Execution Ability Focused and Meaningful • Four primary exploration areas • Targeting 3 to 5 exploration wells per year Reduced Risk • Leveraging strategic partnerships Strategic Themes • Consistent US Gulf of Mexico program • High-impact potential from Brazil and Mexico Significant Resource Base • ~1.1 BBOE net risked resources • 8.5 MM net acres Strong Execution Ability • Maintained schedule on major operated Gulf of Mexico projects throughout COVID-19 King’s Quay Enroute on Heavy Lift Vessel

8www.murphyoilcorp.com NYSE: MUR Long-Term Shareholder Support With Significant Board Ownership • Initiated dividend in 1961 • Returned ~$4.0 BN to shareholders in last 10 years • $1.9 BN in share repurchases, 2012 – 2021E • Representing >20% of total shares outstanding • High stock ownership by directors and NEOs solidifies shareholder alignment • Plan allows for long-term debt reduction to ~$1.4 BN by YE 2024 from YE 2020 0% 2% 4% 6% 8% 10% 12% HES MUR RRC CNX XEC COG KOS OVV SWN PDCE APA DVN MRO TALO Company Ownership by Directors and NEOs FY 2020 $2,000 $2,200 $2,400 $2,600 $2,800 $3,000 $0 $200 $400 $600 $800 $1,000 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021E Repurchases Special Dividends Dividends Long-Term Debt Shareholder Returns and Long-Term Debt $MMs

9www.murphyoilcorp.com NYSE: MUR MURPHY PRIORITIES

3Q 2021 Progress on Strategic Priorities

DELEVER

- Redeemed $150 MM of 2024 Senior Notes in 3Q 2021
- Announced additional $150 MM senior notes redemption to occur in Dec 2021
- Achieved long-term debt reduction goal of $300 MM; reduced total debt ~17% in FY 2021

EXECUTE

- Transported King's Quay FPS safely and on schedule to Texas coast ahead of first oil in 1H 2022
- Remain on schedule for first oil for major offshore projects
- Reduced CAPEX guidance midpoint by $20 MM to $680 MM for FY 2021
- Terra Nova asset life extension project sanctioned by partner group

EXPLORE

- Non-op Silverback well in Gulf of Mexico reached total depth, well plugged and abandoned and team assessing results in adjacent blocks
- Cutthroat exploration well in Brazil planned to spud in 4Q 2021
- Advanced 2022 exploration drilling program plans with partners in offshore Mexico and Gulf of Mexico

MURPHY OIL CORPORATION
60 YEARS MUR LISTED NYSE
www.murphyoilcorp.com
NYSE: MUR
10

11www.murphyoilcorp.com NYSE: MUR What’s New in 4Q 2021 King’s Quay Floating Production System • Installing flowlines and progressing moorings in Gulf of Mexico Gulf of Mexico Major Projects • Samurai #4 drilled • Preparing for well completions • Remain on track for first oil in 1H 2022 Gulf of Mexico Federal Lease Sale 257 • Apparent high bidder on 3 deepwater blocks Eagle Ford Shale • 4 operated Catarina wells online imminently Debt Reduction Plan • Redeemed $150 MM of 2024 Notes on Dec 2 • Achieved $300 MM long-term debt reduction goal for FY 2021 Maintaining Guidance • 4Q 2021 production 145.5 – 153.5 MBOEPD • FY 2021 production 156.5 – 158.5 MBOEPD • FY 2021 CAPEX $675 – $685 MM CAPEX midpoint

12www.murphyoilcorp.com NYSE: MUR Strong Cash Flow Generation Supports Shareholder Initiatives Canada Onshore Gulf of Mexico US Onshore Flexible Capital to Maximize FCF Generation • All assets generated FCF YTD 3Q 2021, excluding corporate activities • Lowered FY 2021 CAPEX guide midpoint by $20 MM to $680 MM Executing Debt Reduction Plan • Achieving goal of $300 MM long-term debt reduction in 2021 • Initial $150 MM of 2024 Notes redeemed in 3Q 2021 • Additional $150 MM of 2024 Notes redeemed in 4Q 2021 • Achieve 50% total debt reduction by YE 2024 at $55 long-term WTI oil price Long-Term Dividend Commitment • FCF generation supports long-standing dividend • $77 MM annualized FY 2021 Canada Offshore

13www.murphyoilcorp.com NYSE: MUR MURPHY PORTFOLIO

14www.murphyoilcorp.com NYSE: MUR Concentrated Onshore Portfolio With Multi-Year Inventories Tupper Montney Kaybob Duvernay Eagle Ford Shale Oil-Weighted PRICE-ADVANTAGED EAGLE FORD SHALE Natural Gas WELL-POSITIONED FOR IN TUPPER MONTNEY Over 3,400 FUTURE LOCATIONS ~540 MMBOE PROVED RESERVES

Well-Established Gulf of Mexico Portfolio

Low-Emission Intensity Asset

Top 5 Operator
BY PRODUCTION

High Margin
EBITDA/BOE

Over 100 Blocks
4 OPERATED PRODUCTION FACILITIES

Resource Upside
~20 KEY EXPLORATION PROSPECTS

Gulf of Mexico Asset



Silverback
Dalmatian S.
Hoffe Park
Silver Dollar
Silver Dollar West
Medusa
Delta House
Blanco Creek
Whydah/Leibniz
Carver / Donzi
Longfellow Oak
Front Runner
Ninja
Guilder
Oso / Liberty
Rushmore
King's Quay
Cascade
St. Malo
Chinook DT
Chinook
Lucius
0
Miles
50
2021 Well
Discovery
Key Exploration Project
Murphy WI Block
Offshore Platform
FPSO

MURPHY OIL CORPORATION
60 YEARS MUR LISTED NYSE
www.murphyoilcorp.com
NYSE: MUR
15

16www.murphyoilcorp.com NYSE: MUR High-Impact Exploration Portfolio Company-Making Potential BRAZIL & MEXICO Reduced Risk APPROPRIATE WORKING INTEREST Focused Targeting 3 TO 5 WELLS PER YEAR < $12 BOE F&D TARGET GULF OF MEXICO BRAZIL VIETNAM AUSTRALIA Exploration Focus Areas

17www.murphyoilcorp.com NYSE: MUR LOOKING AHEAD

18www.murphyoilcorp.com NYSE: MUR Disciplined Execution to Achieve Production Goals Production Guidance • 4Q 2021 production of 145.5 – 153.5 MBOEPD • Midpoint of oil production at 81 MBOPD • Includes 4.5 MBOEPD of Gulf of Mexico facility downtime for quarter, which occurred in October, and 2.2 MBOEPD of net planned non-op downtime for the quarter • FY 2021 production of 156.5 – 158.5 MBOEPD • 55% oil, 61% liquids-weighted production • Oil midpoint of 87 MBOPD up 6% from original guide of 82 MBOPD, achieved through better well performance and execution • Hurricane Ida production impact of 4.4 MBOEPD in FY 2021 Accrual CAPEX, based on midpoint of guidance range and excluding noncontrolling interest $675 – $685 MMCAPEX FY 2021 145.5 – 153.5 MBOEPDProduction 4Q 2021 156.5 – 158.5 MBOEPDProduction FY 2021 2021 GUIDANCE

19www.murphyoilcorp.com NYSE: MUR Disciplined Strategy Leads to Long-Term Value 0 40 80 120 160 200 2021E 2024E Tupper Montney Offshore Oil-Weighted Onshore Note: Oil-weighted onshore includes Eagle Ford Shale and Kaybob Duvernay $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 12/31/2020 A 12/31/2024 E Forecast Debt Outstanding $MMs 2021E – 2024E Production MBOEPD Delever, Execute, Explore 2021 – 2024 Achieve < $1.4 BN debt by 2024* Spend annual average CAPEX of ~$600 MM Deliver production CAGR of ~6% in 2021 – 2024 Produce consistent oil-weighting, ~50% in 2021 – 2024 Maintain offshore production average of ~75 MBOEPD in 2021 – 2024 Advance exploration portfolio of > 1 BBOE net risked potential resources Pay consistent dividend to shareholders Capital Allocation Optionality Reduce debt further Allocate additional capital to assets Fund exploration success Evaluate strategic A&D opportunities Return additional cash to shareholders * Assumes long-term $55 WTI oil price

Focused on Targeted Priorities

DELEVER

- Achieving goal for 2Q – 4Q 2021 long-term debt reduction of $300 MM, for total of ~17% reduction FY 2021
- Plan allows for long-term debt reduction to ~$1.4 BN by YE 2024 from YE 2020*, with potential for further reductions long-term

EXECUTE

- Progress major projects in the Gulf of Mexico ahead of first oil in 1H 2022
- Continue achieving drilling and completions cost efficiencies and lowering emissions intensity
- Maintain strong safety and environmental metrics

EXPLORE

- Focus on drilling non-op well in Brazil in 4Q 2021
- Continue evaluating results following non-op wells drilled in Gulf of Mexico and Brunei in 2021
- Advance 2022 exploration drilling program plans with partners in offshore Mexico and Gulf of Mexico

** Assumes long-term $55 WTI oil price*

MURPHY OIL CORPORATION
60 YEARS MUR LISTED NYSE
www.murphyoilcorp.com
NYSE: MUR
20

21www.murphyoilcorp.com NYSE: MUR Why Murphy Oil? Sustainable oil and natural gas assets that are safely operated with low carbon emissions intensity in three operating areas across North America High-potential exploration portfolio with industry-leading offshore capabilities Strong generator of free cash flow with capital allocation flexibility Financial discipline has led to 60-year track record of returning capital to shareholders Supported by multi-decade founding family, with meaningful board and management ownership

22www.murphyoilcorp.com NYSE: MUR DECEMBER INVESTOR PRESENTATION ROGER W. JENKINS PRESIDENT & CHIEF EXECUTIVE OFFICER DECEMBER 2021

23www.murphyoilcorp.com NYSE: MUR Appendix 1 Non-GAAP Definitions and Reconciliations 2 Glossary of Abbreviations 3 Hedging Positions 4 Supplemental Information 5 Acreage Maps

24www.murphyoilcorp.com NYSE: MUR The following list of Non-GAAP financial measure definitions and related reconciliations is intended to satisfy the requirements of Regulation G of the Securities Exchange Act of 1934, as amended. This information is historical in nature. Murphy undertakes no obligation to publicly update or revise any Non-GAAP financial measure definitions and related reconciliations. Non-GAAP Financial Measure Definitions and Reconciliations

25www.murphyoilcorp.com NYSE: MUR EBITDA and EBITDAX Murphy defines EBITDA as net income (loss) attributable to Murphy1 before interest, taxes, depreciation, depletion and amortization (DD&A). Murphy defines EBITDAX as net income (loss) attributable to Murphy before interest, taxes, DD&A and exploration expense. Management believes that EBITDA and EBITDAX provide useful information for assessing Murphy's financial condition and results of operations and are widely accepted financial indicators of the ability of a company to incur and service debt, fund capital expenditure programs, pay dividends and make other distributions to stockholders. EBITDA and EBITDAX, as reported by Murphy, may not be comparable to similarly titled measures used by other companies and should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). EBITDA and EBITDAX have certain limitations regarding financial assessments because they exclude certain items that affect net income and net cash provided by operating activities. EBITDA and EBITDAX should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported. Non-GAAP Reconciliation $ Millions Three Months Ended – Sept 30, 2021 Three Months Ended – Sept 30, 2020 Net income (loss) attributable to Murphy (GAAP) 108.5 (243.6) Income tax expense (benefit) 36.8 (62.6) Interest expense, net 46.9 45.2 DD&A expense 182.8 219.7 EBITDA attributable to Murphy (Non-GAAP) 375.0 (41.3) Exploration expense 24.5 12.1 EBITDAX attributable to Murphy (Non-GAAP) 399.5 (29.2) 1 ‘Attributable to Murphy’ represents the economic interest of Murphy excluding a 20% noncontrolling interest in MP GOM.

26www.murphyoilcorp.com NYSE: MUR ADJUSTED EBITDA Murphy defines Adjusted EBITDA as net income (loss) attributable to Murphy1 before interest, taxes, depreciation, depletion and amortization (DD&A), impairment expense, discontinued operations, foreign exchange gains and losses, mark-to-market gains and losses on derivative instruments, accretion of asset retirement obligations and certain other items that management believes affect comparability between periods. Adjusted EBITDA is used by management to evaluate the company’s operational performance and trends between periods and relative to its industry competitors. Adjusted EBITDA may not be comparable to similarly titled measures used by other companies and it should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). Adjusted EBITDA has certain limitations regarding financial assessments because it excludes certain items that affect net income and net cash provided by operating activities. Adjusted EBITDA should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported. Non-GAAP Reconciliation $ Millions, except per BOE amounts Three Months Ended – Sept 30, 2021 Three Months Ended – Sept 30, 2020 EBITDA attributable to Murphy (Non-GAAP) 375.0 (41.3) Mark-to-market (gain) loss on derivative instruments (55.9) 69.3 Impairment of assets - 186.5 Mark-to-market loss on contingent consideration 28.4 14.0 Asset retirement obligation gains (71.8) - Accretion of asset retirement obligations 10.8 10.8 Unutilized rig charges 3.2 5.2 Foreign exchange (gains) losses (2.8) 0.8 Discontinued operations loss 0.7 0.8 Restructuring expenses - 5.0 Seal insurance proceeds - (1.7) Adjusted EBITDA attributable to Murphy (Non-GAAP) 287.6 249.4 Total barrels of oil equivalents sold from continuing operations attributable to Murphy (thousands of barrels) 14,219 14,166 Adjusted EBITDA per BOE (Non-GAAP) 20.23 17.61 1 ‘Attributable to Murphy’ represents the economic interest of Murphy excluding a 20% noncontrolling interest in MP GOM.

Non-GAAP Reconciliation

ADJUSTED EBITDAX

Murphy defines Adjusted EBITDAX as net income (loss) attributable to Murphy[1] before interest, taxes, depreciation, depletion and amortization (DD&A), exploration expense, impairment expense, discontinued operations, foreign exchange gains and losses, mark-to-market gains and losses on derivative instruments, accretion of asset retirement obligations and certain other items that management believes affect comparability between periods.

Adjusted EBITDAX is used by management to evaluate the company's operational performance and trends between periods and relative to its industry competitors.

Adjusted EBITDAX may not be comparable to similarly titled measures used by other companies and it should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). Adjusted EBITDAX has certain limitations regarding financial assessments because it excludes certain items that affect net income and net cash provided by operating activities. Adjusted EBITDAX should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported.

$ Millions, except per BOE amounts	Three Months Ended – Sept 30, 2021	Three Months Ended – Sept 30, 2020
EBITDAX attributable to Murphy (Non-GAAP)	399.5	(29.2)
Mark-to-market (gain) loss on derivative instruments	(55.9)	69.3
Impairment of assets	-	186.5
Mark-to-market loss on contingent consideration	28.4	14.0
Asset retirement obligation gains	(71.8)	-
Accretion of asset retirement obligations	10.8	10.8
Unutilized rig charges	3.2	5.2
Foreign exchange (gains) losses	(2.8)	0.8
Discontinued operations loss	0.7	0.8
Restructuring expenses	-	5.0
Seal insurance proceeds	-	(1.7)
Adjusted EBITDAX attributable to Murphy (Non-GAAP)	**312.1**	**261.5**
Total barrels of oil equivalents sold from continuing operations attributable to Murphy (thousands of barrels)	14,219	14,166
Adjusted EBITDAX per BOE (Non-GAAP)	**21.95**	**18.46**

1 'Attributable to Murphy' represents the economic interest of Murphy excluding a 20% noncontrolling interest in MP GOM.

MURPHY OIL CORPORATION

60 YEARS MUR LISTED NYSE

www.murphyoilcorp.com
NYSE: MUR

27

28www.murphyoilcorp.com NYSE: MUR BBL: Barrels (equal to 42 US gallons) BCF: Billion cubic feet BCFE: Billion cubic feet equivalent BN: Billions BOE: Barrels of oil equivalent (1 barrel of oil or 6,000 cubic feet of natural gas) BOEPD: Barrels of oil equivalent per day BOPD: Barrels of oil per day CAGR: Compound annual growth rate D&C: Drilling & completion DD&A: Depreciation, depletion & amortization EBITDA: Income from continuing operations before taxes, depreciation, depletion and amortization, and net interest expense EBITDAX: Income from continuing operations before taxes, depreciation, depletion and amortization, net interest expense, and exploration expenses EFS: Eagle Ford Shale EUR: Estimated ultimate recovery F&D: Finding and development G&A: General and administrative expenses GOM: Gulf of Mexico LOE: Lease operating expense MBOE: Thousands barrels of oil equivalent MBOEPD: Thousands of barrels of oil equivalent per day MCF: Thousands of cubic feet MCFD: Thousands cubic feet per day MM: Millions MMBOE: Millions of barrels of oil equivalent MMCF: Millions of cubic feet MMCFD: Millions of cubic feet per day NA: North America NGL: Natural gas liquid ROR: Rate of return R/P: Ratio of proved reserves to annual production TCF: Trillion cubic feet TCPL: TransCanada Pipeline TOC: Total organic content WI: Working interest WTI: West Texas Intermediate (a grade of crude oil) Glossary of Abbreviations

29www.murphyoilcorp.com NYSE: MUR Achieving Strategic 2021 Priorities Through Disciplined Capital Allocation Continuing Plan Execution • 3Q 2021 accrued CAPEX of $103 MM vs $160 MM guide • 3Q 2021 lower than guide primarily due to: • $18 MM Terra Nova credit • $18 MM net reduction in Gulf of Mexico major project expenses • Timing shifted some spend into 4Q 2021 Disciplined Spending Tightens CAPEX Range • Lowered FY 2021 CAPEX guide midpoint by $20 MM to $680 MM • Tightened range to $675 – $685 MM • Includes 1Q 2021 purchase of additional Lucius working interest for $20 MM Accrual CAPEX, based on midpoint of guidance range and excluding noncontrolling interest * Excludes King’s Quay CAPEX of $17 MM $210 $198 $103 $149 $680 $20 0 100 200 300 400 500 600 700 1Q 2021A * 2Q 2021A 3Q 2021A 4Q 2021E FY 2021E Accrued CAPEX by Quarter $MM Forecast CAPEX Actual CAPEX A&D

30www.murphyoilcorp.com NYSE: MUR 4Q 2021 Guidance Producing Asset Oil (BOPD) NGLs (BOPD) Gas (MCFD) Total (BOEPD) US – Eagle Ford Shale 22,600 5,100 27,200 32,200 – Gulf of Mexico excluding NCI1 50,500 3,400 49,800 62,200 Canada – Tupper Montney – – 258,600 43,100 – Kaybob Duvernay and Placid Montney 4,500 1,000 16,600 8,300 – Offshore 3,400 – – 3,400 Other 300 – – 300 4Q Production Volume (BOEPD) excl. NCI 1 145,500 – 153,500 4Q Exploration Expense ($MM) $32 Full Year 2021 CAPEX ($MM) excl. NCI 2 $675 – $685 Full Year 2021 Production Volume (BOEPD) excl. NCI 3 156,500 – 158,500 1 Excludes noncontrolling interest of MP GOM of 8,400 BOPD oil, 200 BOPD NGLs and 2,300 MCFD gas 2 Excludes noncontrolling interest of MP GOM of $25 MM 3 Excludes noncontrolling interest of MP GOM of 8,700 BOPD oil, 300 BOPD NGLs and 3,200 MCFD gas

31www.murphyoilcorp.com NYSE: MUR Current Hedging Positions – Oil * As of November 3, 2021 United States Commodity Type Volumes (BBL/D) Price (BBL) Start Date End Date WTI Fixed Price Derivative Swap 45,000 $42.77 10/1/2021 12/31/2021 WTI Fixed Price Derivative Swap 20,000 $44.88 1/1/2022 12/31/2022 Commodity Type Volumes (BBL/D) Put Price (BBL) Call Price (BBL) Start Date End Date WTI Derivative Collar 23,000 $62.65 $74.77 1/1/2022 12/31/2022

32www.murphyoilcorp.com NYSE: MUR Current Hedging Positions – Natural Gas Montney, Canada Commodity Type Volumes (MMCF/D) Price (MCF) Start Date End Date Natural Gas Fixed Price Forward Sales at AECO 196 C$2.55 10/1/2021 12/31/2021 Natural Gas Fixed Price Forward Sales at AECO 186 C$2.36 1/1/2022 1/31/2022 Natural Gas Fixed Price Forward Sales at AECO 176 C$2.34 2/1/2022 4/30/2022 Natural Gas Fixed Price Forward Sales at AECO 205 C$2.34 5/1/2022 5/31/2022 Natural Gas Fixed Price Forward Sales at AECO 247 C$2.34 6/1/2022 10/31/2022 Natural Gas Fixed Price Forward Sales at AECO 266 C$2.36 11/1/2022 12/31/2022 Natural Gas Fixed Price Forward Sales at AECO 269 C$2.36 1/1/2023 3/31/2023 Natural Gas Fixed Price Forward Sales at AECO 250 C$2.35 4/1/2023 12/31/2023 Natural Gas Fixed Price Forward Sales at AECO 162 C$2.39 1/1/2024 12/31/2024 Natural Gas Fixed Price Forward Sales at AECO 45 US$2.05 10/1/2021 12/31/2022 Natural Gas Fixed Price Forward Sales at AECO 25 US$1.98 1/1/2023 10/31/2024 Natural Gas Fixed Price Forward Sales at AECO 15 US$1.98 11/1/2024 12/31/2024 * As of November 3, 2021

33www.murphyoilcorp.com NYSE: MUR Balance Sheet Stability Solid Foundation for Commodity Price Cycles • $505 MM of cash and cash equivalents at Sept 30, 2021 • Redeemed $150 MM of 6.875% Notes due 2024 on Dec 2, 2021 • ~$242 MM of 2024 senior notes remain outstanding • $1.6 BN senior unsecured credit facility matures Nov 2023, undrawn at Sept 30, 2021 • All debt is unsecured, senior credit facility not subject to semi-annual borrowing base redeterminations 0 500 1,000 1,500 2,000 Notes Drawn RCF Undrawn RCF Note Maturity Profile* $MM 10 Year 20 Year 30 Year Long-Term Debt Profile* Total Bonds Outstanding $BN $2.633 Weighted Avg Fixed Coupon 6.3% Weighted Avg Years to Maturity 7.5 * As of September 30, 2021. Does not include $150 MM redemption on Dec. 2, 2021.

34www.murphyoilcorp.com NYSE: MUR North America Onshore Area Net Acres Reservoir Inter-Well Spacing (ft) Remaining Wells Karnes 10,092 Lower EFS 300 106 Upper EFS 600 142 Austin Chalk 1,200 97 Tilden 64,770 Lower EFS 600 264 Upper EFS 500 138 Austin Chalk 600 100 Catarina 48,375 Lower EFS 550 238 Upper EFS 950 219 Austin Chalk 1,200 112 Total 123,237 1,416 Area Net Acres Inter-Well Spacing (ft) Remaining Wells Two Creeks 35,232 984 104 Kaybob East 37,744 984 152 Kaybob West 25,984 984 107 Kaybob North 25,536 984 98 Simonette 32,116 984 108 Saxon 12,298 984 57 Total 168,910 626 Kaybob Duvernay Well Locations Eagle Ford Shale Operated Well Locations *As of December 31, 2020 *As of December 31, 2020

35www.murphyoilcorp.com NYSE: MUR North America Onshore Executing Well Delivery Plan On Schedule and Within Budget FY 2021 Onshore Activity • Eagle Ford Shale • 4 operated wells online in 4Q 2021 • Total 23 operated + 45 gross non-operated wells* online in FY 2021 • Tupper Montney • Activity complete for FY 2021 • Total 14 operated wells online Note: Non-op well cadence subject to change per operator plans Eagle Ford Shale non-operated wells adjusted for 18% average working interest 2021 Wells Online 0 5 10 15 20 25 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Eagle Ford Shale Tupper Montney Eagle Ford Shale (Non-Op) * Eagle Ford Shale non-operated wells average 18% working interest

36www.murphyoilcorp.com NYSE: MUR Eagle Ford Shale Base Production Outperforms While Lowering Costs Eagle Ford Shale Acreage CATARINA TILDEN KARNES Zavala Atascosa Karnes McMullen Frio Dimmit La Salle Live Oak Bee Wilson Murphy Acreage Eagle Ford Shale Drilling and Completions $MM per well 3Q 2021 37 MBOEPD, 70% Oil, 86% Liquids • No new wells online in 3Q 2021 • 4 operated Catarina wells online in 4Q 2021 • 2 Upper EFS, 1 Lower EFS, 1 Austin Chalk • Reaffirm FY 2021 CAPEX of $170 MM Drilling and Completions Costs • ~40% reduction in completions costs since FY 2018 • 24% increase in RoP since FY 2018 • $4.7 MM avg well cost in 1H 2021, down from $6.3 MM in FY 2018 • Now achieving ~9 month well payout $0 $1 $2 $3 $4 $5 $6 $7 2018 2019 2020 YTD 2021 Drilling Completions

37www.murphyoilcorp.com NYSE: MUR Volatile Oil Condensate Wet Gas Dry Gas 10 Miles MEXICO EFS HC phase windows are approximate Dimmit La Salle Webb Austin Chalk Test Eagle Ford Shale Strong Catarina Well Performance Offers Potential to De-Risk Portfolio 2021 Catarina Lower EFS Well Performance Eagle Ford Shale – Austin Chalk Peer AcreageAchieving Strong Catarina Results • 4 wells online in Catarina in 4Q 2021 • 2 Upper EFS, 1 Lower EFS, 1 Austin Chalk • Highest oil cuts seen across Dimmit County • Recent Murphy Catarina wells achieving 6-month payout • ~60% above type curve • Utilizing long laterals, enhanced completions technique • Operators near Murphy Catarina acreage reporting robust production rates in Austin Chalk • Working to delineate their acreage • Potential to de-risk ~110 Catarina locations as of FYE 2020 Murphy Catarina Chesapeake EOG SM Energy Permitted 2019-2020 Austin Chalk 0 50,000 100,000 150,000 200,000 0 50 100 150 200 250 300 C um ul at iv e O il (B BL ) Days Online Average Catarina Lower EFS Recent Catarina Lower EFS Wells

38www.murphyoilcorp.com NYSE: MUR Murphy Acreage Facility D H H H H H H H H H H H H HH H H H H H H H H H H H H H H H H H H H HH H HH H H H HHH H HH H D H H H HH H H H D H H H H H H H H 50 Miles B C Al be rt a Tupper Montney Acreage Tupper Montney Continual Improvement Drives Improved Well Performance 3Q 2021 292 MMCFD, 100% Natural Gas • Activity complete for FY 2021 Record-High IP30 Rates in 2021 • Modifications to flowback, facility and wellhead equipment, and procedures • >50% higher rates than 2017 – 2019 averages Tupper Montney Average Gross IP30 Rates MCFPD 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2013 2014 2015 2016 2017 2018 2019 2021

Gulf of Mexico

Major Projects Drive Future Free Cash Flow

Khaleesi / Mormont / Samurai

- Launched drilling campaign 2Q 2021
  - Drilled Khaleesi #3 well in 3Q 2021
  - Currently drilling Samurai #4 well
- Begin well completions in 4Q 2021
- On track for first oil in 1H 2022

St. Malo Waterflood (Non-Op)

- Project remains on track for first oil
- Installing multi-phase pump 4Q 2021

Facilities

Project Components	Fabrication	Commissioning	Installation / Hook-up
King's Quay FPS	✓	3Q 2021 – 2Q 2022	1H 2022
King's Quay Moorings	✓	N/A	4Q 2021
Subsea Flowlines and Equipment	Ongoing	1H 2022	4Q 2021 – 3Q 2022

Drilling and Completions

Field	Drilled	Completions	Online
Khaleesi	✓ ✓ ✓ (Drilled Well ×3)	4Q 2021	1H 2022
Mormont	✓ ✓ (Drilled Well ×2)	1Q 2022	1H 2022
Samurai	✓ (Drilled Well) ✓ (Drilling in Progress)	2Q 2022	2H 2022

Planned Well | Drilling in Progress | Drilled Well

See Appendix for major project CAPEX and production cadence

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Progressing King's Quay Floating Production System

King's Quay Floating Production System

- Completed construction in 2Q 2021
- Arrived shoreside in Gulf of Mexico in September as scheduled

Advancing Major Project

- Pipeline welding, subsea flowline and equipment installation 4Q 2021 – 1H 2022
- On track to achieve first oil 1H 2022

Current Location


COSCO SHIPPING

King's Quay Sailaway Transportation Route

~14,500 miles / 60 days


Ingleside, Texas
Ulsan, South Korea

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41www.murphyoilcorp.com NYSE: MUR Gulf of Mexico Major Projects CAPEX and Production Cadence Major projects include Khaleesi, Mormont, Samurai and St. Malo waterflood Major Projects Net CAPEX $MM 0 15 30 45 60 75 90 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 0 10 20 30 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 Major Projects Net Production MBOEPD

Advancing Terra Nova Asset Life Extension Project

Terra Nova FPSO

- Suncor 48% (Op), Cenovus 34%, Murphy 18%
- Partner group advancing asset life extension project
  - Will extend production life by ~10 years
- Work to occur through 4Q 2022
- Government of Newfoundland and Labrador contributing up to US$164 MM (C$205 MM) in royalty and financial support
  - Partner group to contribute on matching basis
- $60 MM future net investment

Project Schedule

- Maintenance work began 3Q 2021
- Sailing to dry dock in Spain late 4Q 2021
- Anticipated return to production 4Q 2022

Terra Nova Field, Offshore Canada


LABRADOR
QUEBEC
NEWFOUNDLAND
Kilometers
0
200
Terra Nova
Murphy WI Block
Other Blocks
Discovered Field
FPSO

FPSO – Floating production storage and offloading vessel

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43www.murphyoilcorp.com NYSE: MUR Eagle Ford Shale Peer Acreage

44www.murphyoilcorp.com NYSE: MUR Kaybob Duvernay Peer Acreage

Tupper Montney

Peer Acreage


Dawson Creek
0
Miles
10
Advantage Montney
ARC Montney
Birchcliff Montney
Ovintiv Montney
Tourmaline Montney
Shell Montney
Other Competitor Montney
Open Crown - Montney
Murphy Montney
Dry Gas Limit
TCPL Pipeline
Murphy Pipeline
Battery
Facility

MURPHY OIL CORPORATION
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46www.murphyoilcorp.com NYSE: MUR Placid Montney Peer Acreage

Gulf of Mexico
Murphy Blocks

PRODUCING ASSETS		
Asset	**Operator**	**Murphy WI[1]**
Cascade	Murphy	80%
Chinook	Murphy	80%
Clipper	Murphy	80%
Cottonwood	Murphy	80%
Dalmatian	Murphy	56%
Front Runner	Murphy	50%
Habanero	Shell	27%
Kodiak	Kosmos	48%
Lucius	Anadarko	13%
Marmalard	Murphy	27%
Marmalard East	Murphy	68%
Medusa	Murphy	48%
Neidermeyer	Murphy	53%
Powerball	Murphy	75%
Son of Bluto II	Murphy	27%
St. Malo	Chevron	20%
Tahoe	W&T	24%
Thunder Hawk	Murphy	50%

Note: Anadarko is a wholly-owned subsidiary of Occidental Petroleum
1 Excluding noncontrolling interest

Gulf of Mexico Assets



Silverback
Dalmatian S.
Hoffe Park
Silver Dollar
Silver Dollar West
Medusa
Delta House
Blanco Creek
Whydah/Leibniz
Carver / Donzi
Longfellow Oak
Front Runner
Ninja
Guilder
Oso / Liberty
Rushmore
King's Quay
Cascade
St. Malo
Chinook DT
Chinook
Lucius
0
Miles
50
2021 Well
Discovery
Key Exploration Project
Murphy WI Block
Offshore Platform
FPSO

MURPHY OIL CORPORATION
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2021 Exploration Update

Gulf of Mexico

Interests in 126 Gulf of Mexico OCS Blocks

- ~725,000 total gross acres, 54 exploration blocks
- ~1 BBOE gross resource potential
  - 20 key prospects
- Lease sale Nov 17 – no change in royalty rates

Silverback #1 (Mississippi Canyon 35)

- Chevron 35% (Op), Shell 30%, Petronas 15%, Murphy 10%, Ecopetrol 10%
  - Murphy holds WI in 12 blocks through Silverback participation
- Reached depth of 23,240 feet, plugged and abandoned
  - Murphy fully expensed the well
- Assessing results across Murphy-held acreage position

Gulf of Mexico Exploration Area



Silverback
Dalmatian S.
Hoffe Park
Silver Dollar
Silver Dollar West
Medusa
Delta House
Blanco Creek
Whydah/Leibniz
Carver / Donzi
Longfellow Oak
Front Runner
Ninja
Guilder
Oso / Liberty
Rushmore
King's Quay
Cascade
St. Malo
Chinook DT
Chinook
Lucius
0
Miles
50

2021 Well | Discovery | Key Exploration Project | Murphy WI Block | Offshore Platform | FPSO

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49www.murphyoilcorp.com NYSE: MUR 2021 Exploration Plan Sergipe-Alagoas Basin, Brazil Asset Overview • ExxonMobil 50% (Op), Enauta Energia S.A. 30%, Murphy 20% • Hold WI in 9 blocks, spanning >1.6 MM acres • >2.8 BN BOE discovered in basin • >1.2 BN BOE in deepwater since 2007 • Material opportunities identified on Murphy WI blocks Drilling Program • On track for drilling Cutthroat-1 in 4Q 2021 • ~$15 MM net cost • Mean to upward gross resource potential • 500 MMBOE – 1,050 MMBOE • Continuing to mature inventory and plan future well timing Sergipe-Alagoas Basin All blocks begin with SEAL-M 0 50 Kilometers 351 428 430 503 505501 575573 637 Murphy WI Block Other Block Discovered Field BRAZIL Planned Well Cutthroat-1

2021 Exploration Update

Potiguar Basin, Brazil

Asset Overview

- Wintershall Dea 70% (Op), Murphy 30%
- Hold WI in 3 blocks, spanning ~775 M gross acres
- Proven oil basin in proximity to Pitu oil discovery

Extending the Play into the Deepwater

- >2.1 BBOE discovered in basin
  - Onshore and shelf exploration
  - Pitu step-out into deepwater
- Interpreting final seismic data, continuing to mature inventory
- Targeting 2023 – 2024 spud

Potiguar Basin



Murphy WI Block
Other Block
Discovered Field
Kilometers
0
50
Petrobras/BP/ GALP/IBV
Petrobras/BP/ GALP/IBV
Petrobras
Petrobras/ BP/GALP
Petrobras/ BP/GALP
Pitu
POT-M-857
Petrobras/ Shell
Shell
POT-M-863
POT-M-865
Petrobras/ Shell
BRAZIL

MURPHY OIL CORPORATION

60 YEARS MUR LISTED NYSE

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50

51www.murphyoilcorp.com NYSE: MUR Block 5 Overview • Murphy 40% (Op), Petronas 30%, Wintershall Dea 30% • 34 leads / prospects • Mean to upward gross resource potential • 800 MMBO – 2,000 MMBO • Proven oil basin in proximity to multiple oil discoveries in Miocene section • Targeting exploration drilling campaign in 2022 • Initial prospect identified – Tulum (fka Linares) • Progressing permitting and regulatory approvals Cholula Appraisal Program • Discretionary 3-year program approved by CNH • Up to 3 appraisal wells + geologic/engineering studies 2021 Exploration Update Salina Basin, Mexico Salina Basin Murphy WI Block Other Block Planned Well Discovery 0 60 Kilometers Cholula Block 5 Batopilas Saasken 200 – 300 MMBOIP Zama 670 MMBOE recoverable Polok 650’ net pay Chinwol 500’ net pay 0 30 Kilometers Cholula Block 5 Saasken 200 – 300 MMBOIP Zama 670 MMBOE recoverable Polok 650’ net pay Chinwol 500’ net pay MEXICO Tulum Sayulita 150 – 200 MMBOEIP

2021 Exploration Plan

Northwest Borneo Basin, Brunei

Asset Overview

- Shell 86.949% (Op), Murphy 8.051%, Petronas 5%
- Partners assessing development and appraisal plan
- Block CA-1 reclassified as not held for sale

Jagus SubThrust-1X (Block CA-1)

- Drilled discovery well, $2.8 MM net cost
- Evaluating seismic data for remaining prospectivity

Northwest Borneo Basin



Block CA-1
Block CA-2
Jagus SubThrust-1X
Kakap-Gumusut
BRUNEI
Kilometers
0
40

■ Murphy WI Block ■ Other Block ■ Discovery Field ○ Discovery Well

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Development Update
Cuu Long Basin, Vietnam

Asset Overview

- Murphy 40% (Op), PVEP 35%, SKI 25%

Block 15-1/05

- Received approval of the Lac Da Vang (LDV) retainment / development area
- LDV field development plan adopted by all partners, submitted to government for approval
- LDT-1X discovery in 2019
- Maturing remaining block prospectivity
- LDT-1X discovery and other exploration upside has potential to add bolt-on resources to LDV

Cuu Long Basin


BLOCK 15-01/05
LAC DA TRANG NORTH WEST
LAC DA TRANG WEST
RETAINMENT AREA
LAC DA TRANG DISCOVERY
LAC DA VANG
LAC DA HONG
LAC DA NAU
15 km
15-1
SU TU VANG
SU TU TRANG
Murphy WI Block
Discovered Field
Murphy Prospect

MURPHY OIL CORPORATION
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Exploration Update
Cuu Long Basin, Vietnam

Asset Overview

- Murphy 40% (Op), PVEP 35%, SKI 25%

Block 15-2/17

- 3-year primary exploration period ends 4Q 2022
  - Seeking extension due to COVID-19 related delays
- 1 well commitment
  - 2 initial prospects identified
- Seismic reprocessing, geological / geophysical studies ongoing

Cuu Long Basin



BLOCK 15-02/17
HAI SU VANG
HAI SU BAC
HAI SU DEN
PHUONG DONG
15-2
HAI SU HONG
HAI SU TRANG
16-1
TE GIAC TRANG
09-2-10
15-2
RANG DONG JVPC
15 km
Murphy WI Block
Discovered Field
Murphy Prospect

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55www.murphyoilcorp.com NYSE: MUR DECEMBER INVESTOR PRESENTATION ROGER W. JENKINS PRESIDENT & CHIEF EXECUTIVE OFFICER DECEMBER 2021